UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2021

SUMMIT NETWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

S101-5289 Cambie street, Vancouver BC Canada V5Z 0J5

(Address of principal executive offices)

+ 1-604-336-5353

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure Of Director Or Certain Officer

On May 21, 2021, Chao Long Huang resigned as Chief Financial Officer, Director, Secretary, and Treasurer of Summit Networks Inc. (the “Company”). Chao Long Huang’s decision to resign was not the result of any dispute or disagreements with the Company on any matter relating to the Company’s operation, policies (including accounting or financial policies) or practices.

Election of Director and Appointment Of Certain Officer

On the same date, the board of directors (the “Board”) of the Company appointed Ms. Yi Yi Huang (“Ms. Huang”) as Chief Financial Officer, Director, Secretary, and Treasurer of the Company. The Company and Ms. Huang have not entered into any arrangement regarding the payment of compensation for acting as an officer or a director of the Company.

Ms. Huang, age 35, served as a Project Manager at Shanghai Hantang Culture Development Co., Ltd from December 2016 to February 2019. Prior to that, she worked as a Project Manager at Socom Public Relations (Shanghai) Co., Ltd from September 2014 to August 2016. Ms. Huang worked as an Assistant Brand Manager at Queenix (Asia) Co., Ltd. from May 2012 to March 2014. She also worked as a Project Coordinator at Hewlett Packard Enterprise Hong Kong from November 2009 to April 2012. Ms. Huang obtained her bachelor’s degree in business administration with a major in marketing concentration from Hong Kong Shue Yan University in 2009.

Ms. Huang was appointed until her successor is duly elected and qualified. There are no arrangements or understandings between Ms. Huang and any other persons pursuant to which she was selected as the Chief Financial Officer and Director. There are no family relationships among Ms. Huang and our directors or officers that would require disclosure under Item 401(d) of Regulation S-K. There has been no transaction, nor is there any currently proposed transaction, between Ms. Huang and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Resignation letter from Chao Long Huang dated May 21, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Summit Networks Inc.

Date: May 21, 2021	By	/s/ Shuhua Liu
Shuhua Liu
Chief Executive Officer
(Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit	Description
99.1	Resignation letter from Chao Long Huang dated May 21, 2021